UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2005
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)	(210) 828-8484 (Registrant’s telephone number, including area code)	78216-6999 (Zip Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 14, 2005, Tesoro Corporation (the “Company”) entered into three supplemental indentures relating to its outstanding notes: (i) a Supplemental Indenture (the “2001 Supplemental Indenture”) to the Indenture, dated as of November 6, 2001, among the Company, the subsidiaries of the Company listed on the signature pages thereto and U.S. Bank National Association, as trustee (as supplemented, the “2001 Indenture”), (ii) a Supplemental Indenture (the “2002 Supplemental Indenture”) to the Indenture, dated as of April 9, 2002, among the Company, the subsidiaries of the Company listed on the signature pages thereto and U.S. Bank National Association, as trustee (as supplemented, the “2002 Indenture”), and (iii) a Supplemental Indenture (the “2003 Supplemental Indenture,” and together with the 2001 Supplemental Indenture and the 2002 Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, dated as of April 17, 2003, among the Company, the subsidiaries of the Company listed on the signature pages thereto and The Bank of New York, as trustee (as supplemented, the “2003 Indenture,” and together with the 2001 Indenture and the 2002 Indenture, the “Indentures”).
The 2001 Indenture governs the terms of the Company’s 9 5/8% Senior Subordinated Notes due 2008 (the “2008 Subordinated Notes”). The 2002 Indenture governs the terms of the Company’s 9 5/8% Senior Subordinated Notes due 2012 (the “2012 Notes”). The 2003 Indenture governs the terms of the Company’s 8% Senior Secured Notes due 2008 (the “2008 Secured Notes,” and together with the 2008 Subordinated Notes and the 2012 Notes, the “Notes”).
The 2001 Supplemental Indenture amends the 2001 Indenture, and the 2002 Supplemental Indenture amends the 2002 Indenture, by eliminating the restrictive covenants listed below:

Section 1.01.	Definition of Unrestricted Subsidiaries
Section 4.02.	Maintenance of Office or Agency
Section 4.04.	Compliance Certificate
Section 4.05.	Taxes
Section 4.06.	Waiver of Stay, Extension and Usury Laws
Section 4.07.	Restricted Payments
Section 4.08.	Dividends and Other Payment Restrictions Affecting Subsidiaries
Section 4.09.	Incurrence of Indebtedness and Issuance of Preferred Stock
Section 4.10.	Asset Sales
Section 4.11.	Transactions with Affiliates
Section 4.12.	Liens
Section 4.13.	Business Activities
Section 4.14	Corporate Existence
Section 4.15.	Offer to Repurchase Upon Change of Control
Section 4.16.	No Senior Subordinated Debt
Section 4.17.	Additional Subsidiary Guarantees
Section 4.18.	Payments for Consent
Section 4.19	Termination of Covenants
Section 5.01.	Merger, Consolidation, or Sale of Assets
Section 5.02.	Successor Corporation Substituted
The 2001 Supplemental Indenture and the 2002 Supplemental Indenture also eliminate the events of default in such Indentures (Section 6.01) other than those related to the payment of interest (Section 6.01(a)) and principal (Section 6.01(b)) on the 2008 Subordinated Notes and the 2012 Notes, respectively, when due and to the commencement of bankruptcy or insolvency proceedings (Section 6.01(g)), the right to assert certain other general remedies (Section 6.03) and the right of either of the respective trustees to bring a suit for collection under the 2008 Subordinated Notes and the 2012 Notes, respectively (Section 6.08).
The 2003 Supplemental Indenture amends the 2003 Indenture by eliminating the following restrictive covenants contained in the 2003 Indenture:

Section 1.01.	Definition of Unrestricted Subsidiaries
Section 4.02.	Maintenance of Office or Agency
Section 4.04.	Compliance Certificate
Section 4.05.	Taxes
Section 4.06.	Waiver of Stay, Extension and Usury Laws
Section 4.07.	Restricted Payments
Section 4.08.	Dividends and Other Payment Restrictions Affecting Subsidiaries
Section 4.09.	Incurrence of Indebtedness and Issuance of Preferred Stock
Section 4.10.	Asset Sales
Section 4.11.	Transactions with Affiliates
Section 4.12.	Liens
Section 4.13.	Business Activities
Section 4.14	Corporate Existence
Section 4.15.	Offer to Repurchase Upon Change of Control
Section 4.17.	Additional Subsidiary Guarantees and Liens
Section 4.18.	Payments for Consent
Section 4.19.	Suspension of Covenants
Section 5.01.	Merger, Consolidation, or Sale of Assets
Section 5.02.	Successor Corporation Substituted
The 2003 Supplemental Indenture also eliminates the events of default in the 2003 Indenture (Section 6.01) other than those related to the payment of interest (Section 6.01(a)) and principal (Section 6.01(b)) on the 2008 Secured Notes when due and to the commencement of bankruptcy or insolvency proceedings (Section 6.01(i)), the right to assert certain other general remedies (Section 6.03) and the right of the respective trustee to bring a suit for collection under the 2008 Secured Notes (Section 6.08).
Each of the Supplemental Indentures substantially revises the procedures for defeasance of the respective Notes set forth in Article VIII of each of the governing Indentures, eliminating most of the conditions required to effect a defeasance and deleting the previous section in favor of a deposit requirement.
The Supplemental Indentures also made certain other changes in each of the Indentures of a technical or conforming nature, including the deletion in their entirety of terms and their respective definitions for which all references were eliminated in the respective Supplemental Indenture as a result of the amendments.
Although the Supplemental Indentures were executed on November 14, 2005, the amendments contained therein did not become operative until November 16, 2005, the date on which the Company purchased Notes tendered pursuant to the Offer to Purchase and Consent Solicitation Statement of the Company dated October 31, 2005.
The foregoing is qualified by reference to the Supplemental Indentures, which are filed as Exhibits 4.1 to 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

4.1	Supplemental Indenture to the 9⅝% Senior Subordinated Notes due 2008, dated as of November 14, 2005, among Tesoro Corporation, the subsidiaries of Tesoro Corporation named therein and U.S. Bank National Association, as trustee, supplementing and amending the Indenture dated as of November 6, 2001 among Tesoro Corporation (formerly Tesoro Petroleum Corporation), the subsidiaries of Tesoro Corporation named therein and U.S. Bank Trust National Association, as trustee.

4.2	Supplemental Indenture to the 9⅝% Senior Subordinated Notes due 2012, dated as of November 14, 2005, among Tesoro Corporation, the subsidiaries of Tesoro Corporation named therein and U.S. Bank National Association, as trustee, supplementing and amending the Indenture dated as of April 9, 2002 among Tesoro Corporation (formerly Tesoro Escrow Corp., which was merged with and into Tesoro Petroleum Corporation), the subsidiaries of Tesoro Corporation named therein and U.S. Bank National Association, as trustee.

4.3	Supplemental Indenture to the 8% Senior Secured Notes due 2008, dated as of November 14, 2005, among Tesoro Corporation, the subsidiaries of Tesoro Corporation named therein and The Bank of New York, as trustee, supplementing and amending the Indenture dated as of April 17, 2003 among Tesoro Corporation (formerly Tesoro Petroleum Corporation), the subsidiaries of Tesoro Corporation named therein and The Bank of New York, as trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 16, 2005

TESORO CORPORATION
By:	/s/ Charles S. Parrish
Charles S. Parrish
Vice President, General Counsel and Secretary

Index to Exhibits

4.1	Supplemental Indenture to the 9⅝% Senior Subordinated Notes due 2008, dated as of November 14, 2005, among Tesoro Corporation, the subsidiaries of Tesoro Corporation named therein and U.S. Bank National Association, as trustee, supplementing and amending the Indenture dated as of November 6, 2001 among Tesoro Corporation (formerly Tesoro Petroleum Corporation), the subsidiaries of Tesoro Corporation named therein and U.S. Bank Trust National Association, as trustee.

4.2	Supplemental Indenture to the 9⅝% Senior Subordinated Notes due 2012, dated as of November 14, 2005, among Tesoro Corporation, the subsidiaries of Tesoro Corporation named therein and U.S. Bank National Association, as trustee, supplementing and amending the Indenture dated as of April 9, 2002 among Tesoro Corporation (formerly Tesoro Escrow Corp., which was merged with and into Tesoro Petroleum Corporation), the subsidiaries of Tesoro Corporation named therein and U.S. Bank National Association, as trustee.

4.3	Supplemental Indenture to the 8% Senior Subordinated Notes due 2008, dated as of November 14, 2005, among Tesoro Corporation, the subsidiaries of Tesoro Corporation named therein and The Bank of New York, as trustee, supplementing and amending the Indenture dated as of April 17, 2003 among Tesoro Corporation (formerly Tesoro Petroleum Corporation), the subsidiaries of Tesoro Corporation named therein and The Bank of New York, as trustee.